UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2005


                                ICOS CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                   0-19171                91-1463450
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(State or other jurisdiction of   (Commission           (I.R.S. Employer
incorporation or organization)    File Number)         Identification No.)


            22021 - 20th Avenue S.E., Bothell, WA           98021
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           (Address of principal executive offices)      (Zip code)


                                 (425) 485-1900
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[][] Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)

[][] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[][] Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[][] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

              On May 5, 2005, ICOS Corporation issued a press release announcing its financial results for the quarter ended March 31, 2005 and summarizing recent events. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.


                                    SIGNATURE


              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       ICOS CORPORATION


Date:    May 5, 2005                   By:  /S/ MICHAEL A. STEIN
         -----------                        --------------------
                                            Michael A. Stein
                                            Vice President and Chief Financial
                                            Officer




                                  EXHIBIT INDEX

Exhibit No.    Description

99 Press Release of ICOS Corporation dated May 5, 2005, announcing its financial results for the quarter ended March 31, 2005 and summarizing recent events.